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                                                                 EXHIBIT 10.10.3

                                 AMENDMENT NO. 3

                                     TO THE

                RPM INTERNATIONAL INC. DEFERRED COMPENSATION PLAN
                -------------------------------------------------

         THIS AMENDMENT NO. 3 to the RPM International Inc. Deferred Compensation Plan (hereinafter known as the "Plan") is executed by RPM International Inc. (hereinafter known as the "Company") as of the date set forth below.

                                   WITNESSETH:

         WHEREAS, the Company maintains the Plan for the benefit of a select group of management employees, highly compensated employees and directors of the Company and its subsidiaries; and

         WHEREAS, the Company desires to amend the Plan to provide for, prior to distribution of a Participant's Restricted Stock Account, the automatic sale of the number of such shares of stock held in such Restricted Stock Account necessary to generate sufficient proceeds to satisfy the Participant's projected tax liability resulting from the distribution of such stock; and

         WHEREAS, the Company reserved the right, pursuant to Section 13.2 of the Plan, to make certain amendments thereto;

         NOW, THEREFORE, pursuant to Section 13.2 of the Plan and effective as of the date hereof, the Company hereby amends the Plan as follows:

         1. Section 1.42 of the Plan is hereby amended by the deletion of the last sentence of said Section 1.42 and the substitution in lieu thereof of the following:

                  "Except as may otherwise be provided in Article 15, this portion of the Participant's Account Balance shall only be distributable in actual shares of Stock."

         2. Section 3.11(c)((i) is hereby amended by the deletion of the last sentence of said


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Section 3.11(c)(i) and the substitution in lieu thereof of the following:


                  "Except as may otherwise be provided in Article 15, amounts allocated to the RPM, Inc. Stock Unit Fund I shall only be distributable in actual shares of Stock."

         3. Article 15 of the Plan is hereby amended by the deletion of said
Article 15 in its entirety and the substitution in lieu thereof of the following new Article 15:

                                   "ARTICLE 15
   MANDATORY SALE OF RESTRICTED STOCK TO SATISFY PARTICIPANTS' TAX OBLIGATIONS
   ---------------------------------------------------------------------------

         15.1 Mandatory Sale of Shares of Restricted Stock. Subject to the terms, conditions and restrictions specified under this Plan, the Committee shall, prior to making a payout from a Participant's Restricted Stock Account (whether a lump sum, installment or other payout), sell or cause to be sold the fewest number of shares of Stock held in such Restricted Stock Account necessary to generate sufficient proceeds of such sale to equal (or exceed by not more than the actual sale price of a single share of Stock) the Participant's projected tax liability determined by multiplying (A) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of the distribution; by (B) the total number of shares of Stock to be distributed. The Committee shall withhold the proceeds of such sale for purposes of satisfying the Participant's federal, state and local income taxes resulting from the payout. The Participant shall provide the Committee with such stock powers and additional information or documents as may be necessary for the Committee to discharge its obligations under this Section.

         15.2 Payments to Satisfy Tax Liability. The Committee shall deliver the proceeds of the sale of shares of Stock pursuant to
                  Section 15.1 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Participant's tax liability arising from the payout from such Participant's Restricted Stock Account."

         4. Article 18 of the Plan is hereby amended by the addition of a new
Section 18.19 to read as follows:

         "18.19 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided."


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         IN WITNESS WHEREOF, RPM INTERNATIONAL INC., by its duly authorized officer, has caused this Amendment No. 3 to the RPM International Inc. Deferred Compensation Plan to be signed this 7th day of October, 2003.








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                           RPM INTERNATIONAL INC.



                           By:   /s/ Ronald A. Rice
                                ---------------------------------

                           Its:  Senior Vice President
                                ---------------------------------






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